SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 28, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

EXPLANATORY NOTE: Pursuant to Item 7(a) (4) of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Reports on Form 8-K for the events dated a) January 27, 2004, as filed on January 28, 2004, b) February 25, 2004 as filed on February 26, 2004, c) March 12, 2004 as filed on March 16, 2004, and d) March 22, 2004 as filed on March 24, 2004, to include the historical financial statements and pro forma financial information required by Item 7(a) and (b).

FORM 8-K/A

Report of Independent Auditors	17
Historical Summary of Revenue and Direct Operating Expenses for the year ended December 31, 2003	18
Notes to Historical Summary of Revenue and Direct Operating Expenses for the year ended December 31, 2003	19
f. Pro Forma Financial Information (Unaudited)	21
Pro Forma Consolidated Balance Sheet as of December 31, 2003	22
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003	23
c. Exhibits	25
23.1 Consent of Independent Auditors
99.10 Press Release
99.13 Press Release
99.16 Press Release
99.18 Press Release
SIGNATURE	26
Consent of Independent Auditors
Press Release dated January 28, 2004
Press Release dated February 26, 2004
Press Release dated March 16, 2004
Press Release dated March 24, 2004

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On each of March 24, 2004 and April 2, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired individual hotel properties from JHM Ruby Lake Hotel, Ltd. and Huron Jacksonville Limited Partnership for approximately $25.3 million and $23.1 million, respectively.

On each of March 16, 2004 and March 24, 2004, the Company announced it reached a definitive agreement to acquire individual hotel properties from Household OPEB I, Inc. and BPG Hotel Partners V, LLC for approximately $16.7 million and $16.0 million, respectively.

Each purchase price was the result of an arms’ length negotiation. In each case, the Company used a portion of the proceeds from its initial public offering of common stock or proceeds from recent mortgages as the source of funds for the acquisitions of these properties. A copy of the related press releases, dated January 28, 2004, February 26, 2004, March 16, 2004, and March 24, 2004, are attached hereto as Exhibits 99.10, 99.13, 99.16, and 99.18, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND STOCKHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the Historical Summary) of the Residence (as described in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of Ashford Hospitality Trust, Inc.’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the acquired property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Residence for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Dallas, Texas
March 24, 2004

MARRIOTT RESIDENCE INN
HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 2003

Revenues
Rooms	$5,570,788
Food and beverage	26,151
Other	166,031

Total Revenues	5,762,970
Direct Operating Expenses
Rooms	1,223,738
Food and beverage	33,994
Other direct	37,831
Indirect	1,397,713
Property taxes and insurance	245,695
Management fees	287,380

Total Direct Operating Expenses	3,226,351

Total Revenues Over Direct Operating Expenses	$2,536,619

The accompanying notes are an integral part of this financial statement.

MARRIOTT RESIDENCE INN
NOTES TO HISTORICAL SUMMARY OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Historical Summary of Revenue and Direct Operating Expenses (the “Historical Summary”) is comprised of the revenue and direct operating expenses of the Marriott Residence Inn (“Residence”) in Lake Buena Vista, Florida, owned by JHM Ruby Lake Hotel, Ltd., during the year ended December 31, 2003.

On March 24, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired Residence for approximately $25.3 million. The Historical Summary was prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Historical Summary excludes certain items not comparable to the proposed future operations of Residence such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Historical Summary is not representative of the actual operations of Residence for the period presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone usage, in-house movie services, gift shop, and meeting room rental. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates — The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

3. LEASES

Residence has entered into noncancelable operating leases for certain equipment. For the year ended December 31, 2003, total rent expense was approximately $5,000. Future minimum lease payments under these leases as of December 31, 2003 are as follows:

As of
December 31, 2003
2004	$3,452
2005	744
2006	744
2007	186

Total	$5,126

4. MANAGEMENT AND FRANCHISE AGREEMENTS

Residence is operated under a management agreement. In general, management fees are based on 5% of total revenue. This management agreement expires in 2019 and has a renewal option.

Residence is operated under a franchise agreement. In general, franchise fees are based on 7.5% of room revenue, and are included in indirect operating expenses in the accompanying Historical Summary of Revenue and Direct Operating Expenses. This franchise agreement expires in 2017.

REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND STOCKHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the Historical Summary) of the Sea Turtle (as described in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of Ashford Hospitality Trust, Inc.’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the acquired property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of Sea Turtle for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Dallas, Texas
April 2, 2004

SEA TURTLE INN
HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 2003

Revenues
Rooms	$5,824,017
Food and beverage	2,957,865
Other	341,508

Total Revenues	9,123,390
Direct Operating Expenses
Rooms	1,008,303
Food and beverage	2,180,018
Other direct	127,055
Indirect	3,035,045
Property taxes and insurance	545,514
Management fees	273,703

Total Direct Operating Expenses	7,169,638

Total Revenues Over Direct Operating Expenses	$1,953,752

The accompanying notes are an integral part of this financial statement.

SEA TURTLE INN
NOTES TO HISTORICAL SUMMARY OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Historical Summary of Revenue and Direct Operating Expenses (the “Historical Summary”) is comprised of the revenue and direct operating expenses of the Sea Turtle Inn (“Sea Turtle”) in Atlantic Beach, Florida, owned by Huron Jacksonville Limited Partnership, during the year ended December 31, 2003.

On April 2, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired Sea Turtle for approximately $23.1 million, which consisted of approximately $6.3 million in cash, approximately $15.7 million of assumed mortgage debt, and approximately $1.1 million worth of limited partnership units based on the market price of the Company’s common stock. The mortgage debt bears interest at 7.25% and matures December 31, 2005. During the year ended December 31, 2003, interest expense associated with this debt was approximately $1.1 million. The Historical Summary was prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Historical Summary excludes certain items not comparable to the proposed future operations of Sea Turtle such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Historical Summary is not representative of the actual operations of Sea Turtle for the period presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone usage, in-house movie services, gift shop, and meeting room rental. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates — The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

3. LEASES

Sea Turtle has entered into noncancelable operating leases for certain equipment. For the year ended December 31, 2003, total rent expense was approximately $16,000. Future minimum lease payments under these leases as of December 31, 2003 are as follows:

As of
December 31, 2003
2004	$15,589
2005	15,589
2006	12,481
2007	7,154

Total	$50,813

4. MANAGEMENT AND FRANCHISE AGREEMENTS

Sea Turtle is operated under a management agreement. In general, management fees are based on 3% of total revenue. This management agreement expires in 2005.

Sea Turtle does not operate under a franchise agreement.

REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND STOCKHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the Historical Summary) of Sheraton Philadelphia (as described in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of Sheraton Philadelphia’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of Sheraton Philadelphia for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Dallas, Texas
March 29, 2004

SHERATON BUCKS COUNTY HOTEL
HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 2003

Revenues
Rooms	$5,110,627
Food and beverage	3,230,111
Other	657,627

Total Revenues	8,998,365
Direct Operating Expenses
Rooms	1,202,951
Food and beverage	2,186,324
Other direct	467,932
Indirect	2,454,162
Property taxes and insurance	301,056
Management fees	169,563

Total Direct Operating Expenses	6,781,988

Total Revenues Over Direct Operating Expenses	$2,216,377

The accompanying notes are an integral part of this financial statement.

SHERATON BUCKS COUNTY HOTEL
NOTES TO HISTORICAL SUMMARY OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Historical Summary of Revenue and Direct Operating Expenses (the “Historical Summary”) is comprised of the revenue and direct operating expenses of the Sheraton Bucks County Hotel and adjacent office complex (“Sheraton Philadelphia”) in Philadelphia, Pennsylvania, owned by Household OPEB I, Inc., during the year ended December 31, 2003.

On March 16, 2004, Ashford Hospitality Trust, Inc. (the “Company”) announced that it reached a definitive agreement to acquire Sheraton Philadelphia and an adjacent office complex for approximately $16.7 million. The Company intends to sell the office complex and is actively seeking a buyer. Because the Company will not operate the office complex, the Historical Summary relates only to the Sheraton Bucks County Hotel and specifically excludes any information with respect to the office complex. In determining the purchase price, the Company considered a variety of factors, including the number of rooms at the property, whether title to the property could be acquired in fee simple, the existing management arrangement for the property, the franchise affiliation of the property, competition affecting the property, the physical condition of the property, the amenities of the property, the operating performance of the property and room demand generators affecting the property. The Historical Summary excludes certain items not comparable to the proposed future operations of Sheraton Philadelphia such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Historical Summary is not representative of the actual operations of Sheraton Philadelphia for the period presented nor is it necessarily indicative of future operations. After reasonable inquiry, however, the Company is not aware of any material factors relating to the property other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone usage, in-house movie services, gift shop, and meeting room rental. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates — The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

3. LEASES

As of and for the year ended December 31, 2003, Sheraton Philadelphia was not party to any noncancelable operating leases.

4. MANAGEMENT AND FRANCHISE AGREEMENTS

Sheraton Philadelphia is operated under a management agreement. In general, management fees are based on 0.75% of total revenue plus certain incentives, as defined. This management agreement is renewed annually with a 30-day termination notification clause.

Sheraton Philadelphia is operated under a franchise agreement. In general, franchise fees are based on 6.2% of total qualifying revenue, as defined, and are included in indirect operating expenses in the accompanying Historical Summary of Revenue and Direct Operating Expenses. This franchise agreement expires in 2014.

REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND STOCKHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the Historical Summary) of SpringHill (as described in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of SpringHill’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of SpringHill for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Dallas, Texas
March 24, 2004

SPRINGHILL SUITES BY MARRIOTT
HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 2003

Revenues
Rooms	$3,768,851
Food and beverage	—
Other	164,789

Total Revenues	3,933,640
Direct Operating Expenses
Rooms	871,543
Food and beverage	—
Other direct	47,368
Indirect	1,263,566
Property taxes and insurance	122,357
Management fees	157,048

Total Direct Operating Expenses	2,461,882

Total Revenues Over Direct Operating Expenses	$1,471,758

The accompanying notes are an integral part of this financial statement.

SPRINGHILL SUITES BY MARRIOTT
NOTES TO HISTORICAL SUMMARY OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Historical Summary of Revenue and Direct Operating Expenses (the “Historical Summary”) is comprised of the revenue and direct operating expenses of the SpringHill Suites by Marriott (“SpringHill”), owned by BPG Hotel Partners V, LLC, during the year ended December 31, 2003.

On March 24, 2004, Ashford Hospitality Trust, Inc. (the “Company”) announced that it reached a definitive agreement to acquire SpringHill for approximately $16.0 million, which consisted of approximately $9.2 million in cash and approximately $6.8 million of assumed mortgage debt. The mortgage debt bears interest at 3.5% plus the average 30-day commercial paper yield and matures April 1, 2011. During the year ended December 31, 2003, interest expense associated with this debt was approximately $324,000. The Historical Summary was prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Historical Summary excludes certain items not comparable to the proposed future operations of SpringHill such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Historical Summary is not representative of the actual operations of SpringHill for the period presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone usage, in-house movie services, gift shop, and meeting room rental. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates — The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

3. LEASES

SpringHill has entered into noncancelable operating leases for certain equipment. For the year ended December 31, 2003, total rent expense was approximately $57,000. Future minimum lease payments under these leases as of December 31, 2003 are as follows:

As of
December 31, 2003
2004	$49,944
2005	8,260
2006	1,743

Total	$59,947

4. MANAGEMENT AND FRANCHISE AGREEMENTS

SpringHill is operated under a management agreement. In general, management fees are based on 4% of total revenue. This management agreement expires in 2010 and has a one-year renewal option.

SpringHill is operated under a franchise agreement. In general, franchise fees are based on 7.5% of room revenue, and are included in indirect operating expenses in the accompanying Historical Summary of Revenue and Direct Operating Expenses. This franchise agreement expires in 2020.

ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the “Company”) and adjusted to give effect to 1) the completion of the Company’s formation transactions and its initial public offering on August 29, 2003, 2) the acquisition of five hotel properties from FelCor Lodging Limited Partnership (the “FelCor Properties”) on October 8, 2003, 3) the acquisition of four hotel properties from Noble Investment Group (the “Noble Properties”) on November 24, 2003, and 4) the 2004 acquisitions of four individual hotel properties (the “Acquired Properties”) from each of JHM Ruby Lake Hotel, Ltd. (“JHM”), Huron Jacksonville Limited Partnership (“Huron”), Household OPEB I, Inc. (“Household”), and BPG Hotel Partners V (“BPG”), and additional interest expense associated with the $27.8 million mortgage note payable entered into on December 24, 2004, as if such debt was outstanding the entire year. The JHM and Huron acquisitions closed on March 24, 2004 and April 2, 2004, respectively. The Company reached definitive agreements to acquire individual hotel properties owned by Household and BPG on March 16, 2004 and March 24, 2004, respectively.

The Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2003 has been prepared to reflect the acquisition of the Acquired Properties as if such transactions had occurred on December 31, 2003. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 has been prepared to present the results of operations of the Company as if the formation transactions and initial public offering as well as the acquisitions of the Felcor Properties, the Noble Properties, and the Acquired Properties occurred at the beginning of the period.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 28, 2004, February 26, 2004, March 16, 2004, and March 24, 2004, which announced the acquisitions of the Acquired Properties, the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2003, which are incorporated by reference in the Company’s Form 10-K, filed March 29, 2004, and the Historical Summary of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the acquisitions have been made.

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Balance Sheet
As of December 31, 2003
(Unaudited)

	Historical	Acquisitions		Pro Forma
	December 31,	Pro Forma		December 31,
	2003	Adjustments		2003
Assets
Investment in hotel properties, net	$173,723,998	$83,100,000	(1)	$256,823,998
Cash	76,254,052	(59,526,640	)(2)	16,727,412
Restricted cash	1,373,591	—		1,373,591
Accounts receivable, net of allowance	1,534,843	—		1,534,843
Inventories	262,619	—		262,619
Notes receivable	10,000,000	—		10,000,000
Deferred costs, net	2,386,937	—		2,386,937
Prepaid expenses	1,577,628	—		1,577,628
Other assets	550,636	—		550,636
Due from affiliates	218,113	—		218,113

Total assets	$267,882,417	$23,573,360		$291,455,777

Liabilities and Owners’ Equity
Mortgage notes payable	$50,201,779	$22,500,000	(3)	$72,701,779
Capital leases payable	456,869	—		456,869
Accounts payable	2,127,611	—		2,127,611
Accrued expenses	4,572,594	—		4,572,594
Due to affiliates	584,643	—		584,643

Total liabilities	$57,943,496	$22,500,000		$80,443,496
Commitments & contingencies	$—	$—		$—
Minority interest	$37,646,673	$1,073,360	(4)	$38,720,033
Common stock	$257,300	$—		$257,300
Additional paid-in capital	179,226,668	—		179,226,668
Unearned compensation	(5,564,401)	—		(5,564,401)
Accumulated deficit	(1,627,319)	—		(1,627,319)

Total owners’ equity	$172,292,248	$—		$172,292,248

Total liabilities and owners’ equity	$267,882,417	$23,573,360		$291,455,777

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(1)	Represents management’s estimate of the allocation of the purchase price and closing costs.

(2)	Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

(3)	Represents notes payable assumed in the acquisitions of the Acquired Properties.

(4)	Represents 106,675 limited partnership units of the Company’s operating partnership issued in connection with the acquisitions of the Acquired Properties.

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

	Historical	(a)		(b)		(c)		(d)		Adjusted Pro Forma
	December 31,	Pro Forma		Pro Forma		Pro Forma		Pro Forma		December 31,
	2003	Adjustments		Adjustments		Adjustments		Adjustments		2003
Revenue
Rooms	$34,682,916	—		16,903,815	(10)	8,481,820	(10)	20,274,283	(10)	$80,342,834
Food and beverage	6,158,916	—		2,000,382	(10)	193,408	(10)	6,214,127	(10)	14,566,833
Other	1,189,450	—		902,865	(10)	169,248	(10)	1,329,955	(10)	3,591,518

Total hotel revenue	42,031,282			19,807,062		8,844,476		27,818,365		98,501,185
Interest income from mezzanine loans	110,000	—		—		—		—		110,000
Asset management fees	137,319	—		—		—		—		137,319

Total Revenue	42,278,601	—		19,807,062		8,844,476		27,818,365		98,748,504
Expenses
Hotel operating expenses Rooms	8,113,097			4,009,914	(10)	1,906,659	(10)	4,306,535	(10)	18,336,205
Food and beverage	4,702,780			1,863,416	(10)	160,677	(10)	4,400,336	(10)	11,127,209
Other direct	900,621			803,714	(10)	93,203	(10)	680,186	(10)	2,477,724
Indirect	14,823,432			7,182,638	(12)	2,626,606	(10)	8,150,486	(10)	32,783,162
Management fees	1,369,888			447,156	(10)	356,151	(10)	887,694	(10)	3,060,889
Property taxes, insurance, and other	2,858,050			1,186,956	(10)	480,617	(10)	1,214,622	(10)	5,740,245
Depreciation & amortization	4,932,676	140,284	(6)	1,383,821	(11)	950,548	(11)	2,939,014	(11)	10,346,343
Corporate general and administrative	4,002,950	4,823,917	(5)							10,274,251
		1,378,634	(4)
		68,750	(8)

Total Operating Expenses	41,703,494	6,411,585		16,877,615		6,574,461		22,578,873		94,146,028

Operating Income (Loss)	575,107	(6,411,585)		2,929,447		2,270,015		5,239,492		4,602,476

Interest income	289,133									289,133
Interest expense	(5,000,206)	3,173,010	(1)			(419,222)	(13)	(1,445,610)	(13)	(4,699,028)
		284,000	(2)					(1,291,000)	(14)

Net Income (Loss) before Minority Interest and Income Taxes	(4,135,966)	(2,954,575)		2,929,447		1,850,793		2,502,882		192,581

Income tax expense	(142,178)	—	(3)	(110,004)	(3)	(74,024)	(3)	(181,324)	(3)	(507,530)
Minority interest	357,943	962,751	(9)	(514,830)	(9)	(324,438)	(9)	(423,916)	(9)	57,510

Net Income (Loss)	$(3,920,201)	(1,991,824)		2,304,613		1,452,331		1,897,642		$(257,439)

Earnings (Loss) Per Share:
Basic										$(0.01)

Diluted										$(0.01)

Weighted Average Shares Outstanding:
Basic									(7)	25,270,502

Diluted									(7)	31,048,960

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the Company’s formation transactions and its initial public offering on August 29, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor properties on October 8, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble properties on November 24, 2003.

(d)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004.

(1)	Represents the interest expense reduction due to payoff of mortgage notes.

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes.

(3)	Represents income tax expense related to these transactions.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an eight-month cost of $1,378,634 for the period preceding the Company’s formation.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis, as well as property-level general and administrative expenses.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	229,772	689,317 shares, one-third vested

Total basic shares	25,270,502

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquistion of Acquired Properties	106,675
Incremental diluted shares issuable for unvested restricted shares	13,866

Total diluted shares	31,048,960

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000.

(9)	Minority interest represents 18.26% of the net loss before minority interest.

(10)	Represents FelCor, Noble, or Acquired Properties estimated unaudited statements of operations for the periods preceding their acquisitions.

(11)	Represents estimated depreciation expense associated with the acquired FelCor, Noble, or Acquired Properties based on preliminary purchase price allocations.

(12)	Represents FelCor, Noble, or Acquired Properties estimated unaudited statements of operations for the periods preceding their acquisitions plus additional franchise fees of $313,500 related to FelCor.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble or Acquired Properties.

(14)	Represents interest expense associated with the $27.8 million mortgage note payable entered into on December 24, 2004, as if such debt was outstanding the entire year.

EXHIBITS

23.1	Consent of Independent Auditors

99.10	Press Release of the Company dated January 28, 2004, announcing the acquisition of the Marriott Residence Inn in Lake Buena Visa, Florida, from JHM Ruby Lake Hotel, Ltd.

99.13	Press Release of the Company dated February 26, 2004, announcing the acquisition of the Sea Turtle Inn in Atlantic Beach, Florida, from Huron Jacksonville Limited Partnership.

99.16	Press Release of the Company dated March 16, 2004, announcing the acquisition of the Sheraton Bucks County Hotel in Philadelphia, Pennsylvania, from Household OPEB I, Inc.

99.18	Press Release of the Company dated March 24, 2004, announcing the acquisition of SpringHill Suites by Marriott in Baltimore. Maryland, from BPG Hotel Partners V, LLC.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2004

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ DAVID J. KIMICHIK

David J. Kimichik
Chief Financial Officer